1933 Act File Number 333-72447
                                                                   RULE 497(d)




Supplement Dated November 30, 2005 to the Prospectus of the First Defined Portfolio Fund LLC dated May 2, 2005


Please be advised that page 30 of the Prospectus is hereby revised by deleting Robert W. Bredemeier as a member and the Chairman of the Investment Committee and adding Daniel J. Lindquist as a member and the Chairman of the Investment Committee. Page 30 of the Prospectus is further revised by adding the following:

         Mr. Lindquist serves as a Senior Vice President at First Trust and is responsible for supervising the sub-advisers of various First Trust closed-end funds and monitoring the investment portfolios of such closed-end funds. As Chairman of the Investment Committee, Mr. Lindquist presides over Investment Committee meetings.





                   PLEASE READ AND RETAIN FOR FUTURE REFERENCE